Exhibit 10.7
EXECUTION
OMNIBUS AMENDMENT AND REMOVAL
THIS OMNIBUS AMENDMENT AND REMOVAL, dated as of September 14, 2022 (this “Amendment”), is among ROCKET MORTGAGE, LLC (“Rocket Mortgage”), CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“Administrative Agent”), CREDIT SUISSE AG, a company incorporated in Switzerland, acting through its CAYMAN ISLANDS BRANCH (“CS Cayman” and a “Buyer”), ALPINE SECURITIZATION LTD, an exempted company organized under the laws of the Cayman Islands (“Alpine” and a “Buyer”, and together with CS Cayman, the “Buyers”) and ONE REVERSE MORTGAGE, LLC, in its capacity as a seller (“Removed Seller” or “One Reverse”). Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in that certain (a) Third Amended and Restated Master Repurchase Agreement, dated as of May 24, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”), among Rocket Mortgage, One Reverse, Administrative Agent and Buyers and (b) Pricing Side Letter, dated as of May 24, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Pricing Side Letter”; and as further amended by this Amendment the “Pricing Side Letter”, and together with the Repurchase Agreement, each an “Agreement” and, collectively, the “Agreements”).
WHEREAS, One Reverse desires to be removed as a party to the Agreements;
NOW THEREFORE, in consideration of the promises and the other mutual covenants contained herein, the parties hereto agree as follows:
SECTION 1.Release and Removal of One Reverse. One Reverse is hereby released from the Agreements and any related Program Agreements in its capacity as a Seller and shall not have any further duties, obligations or liabilities as a Seller thereunder or under any Program Agreement other than those duties, obligations or liabilities that survive by their terms. Any references to “Sellers” in the Agreements are hereby deleted in their entirety and replaced with “Seller”.
SECTION 2.Amendments to Repurchase Agreement. The Existing Repurchase Agreement is hereby amended by:
2.1    Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by:
(a)deleting the definitions of “Change in Control”, “Sellers”, “Servicer”, “Servicer Notice” and “Servicing Agreement” in their entireties and replacing them with the following:
“Change in Control” means:
(A)    any transaction or event as a result of which Permitted Holders cease to directly or indirectly own beneficially or of record, more than fifty percent (50%) of the voting stock of Rocket Mortgage;
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(B)    the sale, transfer, or other disposition of all or substantially all Rocket Mortgage’s assets (excluding any such action taken in connection with any securitization transaction), which sale, transfer, or other disposition occurs without Administrative Agent’s prior written consent;
(C)    the consummation of a merger or consolidation of Rocket Mortgage with or into another entity or any other corporate reorganization (which merger or consolidation occurs without Administrative Agent’s prior written consent; provided that such consent shall be deemed to have been given if Administrative Agent does not respond within ten (10) Business Days after Rocket Mortgage’s written notice to Administrative Agent of the consummation of any such events), if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity’s stock outstanding immediately after such merger, consolidation or such other reorganization is owned by Persons who were not stockholders of Rocket Mortgage immediately prior to such merger, consolidation or other reorganization; or
(D)    if Seller is a Delaware limited liability company, Seller enters into any transaction or series of transactions to adopt, file, effect or consummate a Division, or otherwise permits any such Division to be adopted, filed, effected or consummated;
“Seller” means Rocket Mortgage or any of its permitted successors and assigns.
“Servicer” means Rocket Mortgage, any interim servicer for correspondent loans, or any other servicer or subservicer approved by Administrative Agent in its sole discretion.
“Servicer Notice” means a notice acknowledged and agreed to by a third party Servicer substantially in the form of Exhibit M hereto.
“Servicing Agreement” means any servicing agreement entered into between Rocket Mortgage and a third party Servicer as the same may be amended, restated, supplemented or otherwise modified from time to.
(b)deleting the definitions of “One Reverse” and “One Reverse Termination Trigger Event” in their respective entireties and any and all references thereto.
4.2Servicing. Section 12.b of the Existing Repurchase Agreement is hereby amended by deleting such section in its entirety.
2.3Representations and Warranties. Section 13 of the Existing Repurchase Agreement is hereby amended by deleting subsections 13.a(1), 13.a(17) and 13.a(24) in their entireties and replacing them with the following:
(1)Seller Existence. Rocket Mortgage has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Michigan.
(17)Chief Executive Office; Jurisdiction of Organization. On the date of this Agreement, Rocket Mortgage’s chief executive office is located at 1050

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Woodward Avenue, Detroit, Michigan 48226-1906. On the date of this Agreement, Rocket Mortgage’s jurisdiction of organization is the state of Michigan. Rocket Mortgage shall provide Administrative Agent with thirty (30) days’ advance notice of any change in Rocket Mortgage’s principal office or place of business or jurisdiction. Rocket Mortgage has the trade names set forth on the attached Schedule 5. During the preceding five (5) years, Rocket Mortgage has not been known by or done business under any other name, corporate or fictitious, and has not filed or had filed against it any bankruptcy receivership or similar petitions nor has it made any assignments for the benefit of creditors, except that it has (or had, within such period) the dbas as set forth on the attached Schedule 5.
(24)Agency Approvals. With respect to each Agency Security and to the extent necessary, Rocket Mortgage is an FHA Approved Mortgagee and a VA Approved Lender. Rocket Mortgage is also approved by Fannie Mae as an approved lender and Freddie Mac as an approved seller/servicer, and, to the extent necessary, approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act. In each such case, Seller is in good standing, with no event having occurred or Seller having any reason whatsoever to believe or suspect will occur prior to the issuance of the Agency Security or the consummation of the Take-Out Commitment, as the case may be, including, without limitation, a change in insurance coverage which would either make Seller unable to comply with the eligibility requirements for maintaining all such applicable approvals or require notification to the relevant Agency or to HUD, FHA or VA. Should Seller for any reason cease to possess all such applicable approvals, or should notification to the relevant Agency or to HUD, FHA or VA be required, Seller shall so notify Administrative Agent immediately in writing. Seller has adequate financial standing, servicing facilities, procedures and experienced personnel necessary for the sound servicing of mortgage loans of the same types as may from time to time constitute Mortgage Loans sold by it to Administrative Agent hereunder and in accordance with Accepted Servicing Practices.
2.4Licenses. Effective as of August 21, 2022, Section 13 of the Existing Repurchase Agreement is hereby amended by deleting subsection 13.a(2) in its entirety and replacing it with the following:
(2)    Licenses. Each Seller is duly licensed or is otherwise qualified in each jurisdiction in which it transacts business for the business which it conducts and is not in default of any applicable federal, state or local laws, rules and regulations unless, in either instance, the failure to take such action is not reasonably likely (either individually or in the aggregate) to cause a Material Adverse Effect and is not in default of such state’s applicable laws, rules and regulations. Each Seller has the requisite power and authority and legal right to originate and purchase Mortgage Loans (as applicable) and to own, sell and grant a lien on all of its right, title and interest in and to the Mortgage Loans, and to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement, each Program Agreement and any Transaction Request. Rocket Mortgage is a HUD approved mortgagee and, to the extent any Seller is originating VA Loans, a VA Approved Lender and, to the extent any Seller is originating RHS Loans, a Rural Housing Service Approved Lender.

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2.5Covenants. Section 14 of the Existing Repurchase Agreement is hereby amended by deleting subsections 14.o and 14.t in their entireties and replacing them with the following:
o.Distributions. During the occurrence and continuance of an Event of Default related to Seller’s failure to comply with Sections 2.1, 2.3 or 2.4 of the Pricing Side Letter, Rocket Mortgage shall not (absent Administrative Agent’s prior written consent) pay any dividends with respect to any capital stock or other equity interests in such entity, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Seller (any such payment a “Prohibited Distribution”); provided that Rocket Mortgage may pay dividends or make any such other distribution solely in connection with the payment of taxes attributable to the preceding fiscal year, so long as such payment or distribution does not, after giving effect thereto, result in an Event of Default.
t.Transactions with Affiliates. Seller will not enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is upon fair and reasonable terms no less favorable to Seller than it would obtain in a comparable arm’s length transaction with a Person which is not an Affiliate, nor shall Seller make a payment that is otherwise prohibited by this Agreement to any Affiliate; provided, that this clause shall not apply to the extent that such transaction(s) consist of a lending arrangement with such Affiliate where the total amount of such transactions are, when made, less than the amount that Seller could have otherwise distributed as a dividend to all of its shareholders without such distribution (after giving effect thereto) resulting in an Event of Default.
4.6Events of Default. Section 15.a of the Existing Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:
a.Payment Failure. Failure of Seller to (i) make any scheduled payment of Price Differential or Repurchase Price under the terms of this Agreement, (ii) make any payment due under any other warehouse and security agreement evidencing or securing Indebtedness of Seller to Administrative Agent or to any Affiliate of Administrative Agent, when due, after expiration of any applicable grace period thereunder, (iii) cure any Margin Deficit when due pursuant to Section 6 hereof or (iv) make any payment due under the terms of this Agreement not otherwise set forth in clauses (i) through (iii) above within two (2) Business Days following receipt of notice of such failure.

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2.7Reports. Section 17 of the Existing Repurchase Agreement is hereby amended by deleting subsections 17.a(8)(k) and 17.a(9) in their entireties.
2.8Notices and Other Communications. Section 20 of the Existing Repurchase Agreement is hereby amended by deleting the notice information for One Reverse in its entirety.
2.9Joint and Several. Section 42 of the Existing Repurchase Agreement is hereby amended by deleting such section in its entirety.
2.10Authorized Representatives. Schedule 2 of the Existing Repurchase Agreement is hereby amended by deleting such authorizations for One Reverse in their entirety.
2.11Executive Management & Offices. Schedule 4 of the Existing Repurchase Agreement is hereby amended by deleting such schedule in its entirety and replacing it with Annex A hereto.
2.12Tax Identification Number. Exhibit I of the Existing Repurchase Agreement is hereby amended by deleting such exhibit in its entirety and replacing it with Annex B hereto.
SECTION 3.Agreements in Full Force and Effect as Amended. Except as specifically amended hereby, the Agreements shall remain in full force and effect. All references to the Agreements in any Program Agreement shall be deemed to mean the Agreements as modified hereby. This Amendment shall not constitute a novation of the Agreements, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreements, as further amended by this Amendment, as though such terms and conditions were set forth herein.
SECTION 4.Conditions Precedent. Other than with respect to Section 2.4 hereof, which shall become effective as of August 21, 2022, this Amendment shall become effective on the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:
4.7Delivered Documents. On the Amendment Effective Date, the Administrative Agent on behalf of Buyers shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:
(a)this Omnibus Removal and Amendment, executed and delivered by the Administrative Agent, Buyers, Rocket Mortgage and One Reverse;
(b)Removal and Amendment No. 1 to Second Amended and Restated Custodial Agreement, executed and delivered by Administrative Agent, Buyers, Rocket Mortgage, One Reverse and Deutsche Bank National Trust Company;
(c)Notice of Termination of Servicer Notice, executed and delivered by the Administrative Agent, Buyers, Rocket Mortgage, One Reverse and Reverse Mortgage Solutions, Inc.;
(d)evidence that all actions necessary to perfect the interest of the Administrative Agent on behalf of Buyers, in the Repurchase Assets with respect to the Removed Seller have been taken, including, without limitation, duly authorized and filed

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Uniform Commercial Code financing statements on Form UCC-1 or Form UCC-3, as applicable;
(e)payment of any fees then due and owing to Administrative Agent or Buyers under the Agreements; and
(f)such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

SECTION 5.Representations and Warranties. Rocket Mortgage hereby represents and warrants to the Administrative Agent and Buyers that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on Seller’s part to be observed or performed, and that no Event of Default has occurred or is continuing, and Rocket Mortgage hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement as of the date hereof are true and correct in all material respects, except to the extent such representations and warranties relate to a date prior to the date hereof, in which case the representations and warranties were true and correct in all material respects as of such date.
SECTION 6.Miscellaneous.
(a)This Amendment may be executed by each of the parties hereto in any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties intend that electronically imaged signatures such as .pdf files constitute original signatures and are binding on all parties. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with E-Sign, UETA and any applicable state law.  Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention as may be approved by the Administrative Agent in its sole discretion.
(b)The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
(c)This Amendment may not be amended or otherwise modified except as provided in the Repurchase Agreement.
(d)Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

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(e)This Amendment shall be construed in accordance with, and governed by, the law of the State of New York, without giving effect to the conflict of laws principles thereof.
[SIGNATURE PAGES FOLLOW]

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ONE REVERSE MORTGAGE, LLC, as Removed Seller
By:    /s/ Michael Stidham
Name: Michael Stidham
Title: President
ROCKET MORTGAGE, LLC, as Seller
By:    /s/ Brian Brown
Name: Brian Brown
Title: Treasurer

Signature Page to CS-Rocket Omnibus Amendment and Removal (2022)
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Agreed and Consented by:
CREDIT SUISSE FIRST BOSTON MORTGAGE
CAPITAL LLC, as Administrative Agent

By:    /s/ Margaret Dellafera
Name: Margaret Dellafera
Title: Vice President
CREDIT SUISSE AG, Cayman Islands Branch,
as a Buyer

By:    /s/ Margaret Dellafera
Name:     Margaret Dellafera
Title:     Vice President
By:    /s/ Elle Chau
Name:     Elle Chau
Title:    Vice President
ALPINE SECURITIZATION LTD, as a Buyer, by Credit
Suisse AG, NEW YORK BRANCH as Attorney-in-fact

By:    /s/ Elle Chau
Name:    Elle Chau
Title:    Director
By:    /s/ Marcus DiBrito
Name:    Marcus DiBrito
Title:    Vice President
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Annex A
SCHEDULE 4
EXECUTIVE MANAGEMENT & OFFICES

ROCKET MORTGAGE, LLC

    BOARD OF MANAGERS

Daniel Gilbert
Jay Farner
Matthew Rizik

    OFFICERS

Robert Walters,        Chief Executive Officer
Tim Birkmeier        President/ Chief Operating Officer
Brian Brown        Treasurer
Amy Bishop        EVP, General Counsel and Secretary
Matthew Stoffer            Executive Vice President of Mortgage Banking

    CHIEF EXECUTIVE OFFICES

Rocket Mortgage, LLC
1050 Woodward Avenue
Detroit, Michigan 48226-1906
Sch.-4
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Annex B
EXHIBIT I
SELLERS’ TAX IDENTIFICATION NUMBER
Rocket Mortgage: 38-2603955

I-1
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